UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2023

NiSource Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16189	35-2108964
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NI	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th ownership interest in a share of 6.50% Series B Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, liquidation preference $25,000 per share and a 1/1,000th ownership interest in a share of Series B-1 Preferred Stock, par value $0.01 per share, liquidation preference $0.01 per share	NI PR B	New York Stock Exchange
Series A Corporate Units	NIMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

Proposed Sale of 19.9% Equity Interest in Northern Indiana Public Service Company LLC

On June 17, 2023, NiSource Inc., a Delaware corporation (“NiSource”), along with its wholly-owned subsidiary, NIPSCO Holdings II LLC, a Delaware limited liability company (“Holdings II”), entered into a purchase and sale agreement (the “Purchase Agreement”) with BIP BLUE BUYER L.L.C., an affiliate of Blackstone Infrastructure Partners, an experienced investor in U.S. infrastructure (the “Investor”). Holdings II is (i) 100% owner of all issued and outstanding membership interests of Northern Indiana Public Service Company LLC, an Indiana limited liability company (“NIPSCO”) and (ii) 100% owned by NIPSCO Holdings I LLC, an Indiana limited liability company (“Holdings I”), which in turn is 100% owned by NiSource. Under the terms of the Purchase Agreement, Investor will acquire newly issued membership interests of Holdings II which will represent a 19.9% ownership in Holdings II at closing, for a purchase price of $2.150 billion in cash, subject to adjustment based on the timing of closing and the amount of capital contributions made prior to closing (the “Transaction”). At the closing of the Transaction, NiSource will own an 80.1% controlling interest in NIPSCO, while Investor will own the remaining 19.9% non-controlling interest. The parties currently expect for the Transaction to close by the end of 2023.

The closing of the Transaction is subject to the satisfaction of certain customary closing conditions described in the Purchase Agreement, including, receipt of authorization by the Federal Energy Regulatory Commission (“FERC”). Following closing, Investor will not have any indemnification rights with respect to any inaccuracy of representations and warranties made by NiSource and Holdings II, except in the case of fraud. Instead, Investor’s sole remedy, except in the case of fraud, for any inaccuracy of representations and warranties will be through a representation and warranty insurance policy to be purchased in connection with the Transaction.

The Purchase Agreement may be terminated: (i) by mutual written consent of the parties; (ii) by either party if the closing has not occurred on or before one year after the effective date of the Purchase Agreement; (iii) by Investor or NiSource, as the case may be, prior to the closing upon certain material breaches or failures to perform any of the representations, warranties, covenants or agreements by the other party; or (iv) by either party prior to the closing in the event of a final and non-appealable law or order restraining, enjoining or otherwise prohibiting the closing in any competent jurisdiction.

The Purchase Agreement contains customary representations and warranties by NiSource, Holdings II and Investor. The representations and warranties of each party set forth in the Purchase Agreement have been made solely for the benefit of the other parties to the Purchase Agreement, and such representations and warranties should not be relied on by any other person. In addition, such representations and warranties (a) have been qualified by disclosure schedules that the parties have delivered in connection with the execution of the Purchase Agreement, (b) are subject to the materiality standards set forth in the Purchase Agreement, which may differ from what may be viewed as material by investors, (c) in certain cases, were made as of a specific date, and (d) may have been used for purposes of allocating risk between the respective parties rather than establishing matters of fact. Accordingly, no person should rely on the representations and warranties as characterizations of the actual state of facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the execution of the Purchase Agreement.

Pursuant to the terms of the Purchase Agreement, at closing of the Transaction, Investor, Holdings I, Holdings II and NiSource will enter into an Amended and Restated Limited Liability Company Operating Agreement (the “LLC Agreement”). The LLC Agreement, among other things, provides for ongoing governance, exit rights, additional capital contributions, distributions, and other arrangements for Holdings II from and following the closing of the Transaction. As part of the Transaction, Blackstone is committed to funding its pro rata share of ongoing capital requirements, which is supported by a $250 million equity commitment letter. Upon the closing of the Transaction, the board of directors of Holdings II (the “Board”) will consist of seven directors. The LLC Agreement will allow the Investor to appoint at least two directors to the Board so long as Investor holds at least a 17.5% Percentage Interest (as defined in the LLC Agreement). The LLC Agreement also contains certain investor protections, including, among other things, requiring Investor approval for Holdings II to take certain major actions. In addition, the LLC Agreement will contain certain transfer restrictions and other transfer rights and obligations applicable to both Investor and NiSource.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 20, 2023, NiSource issued a press release announcing the Transaction and reaffirming its 2023 and long-term earnings guidance, a copy of which is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K. Additional information regarding the Transaction, NiSource’s 2023 and long-term earnings guidance and other relevant information, is available on the Investors section of www.nisource.com.

NiSource will host a conference call at 8 a.m. ET (7 a.m. CT) on June 20, 2023, to discuss the Transaction and related information. All interested parties may listen to the conference call live on June 20 by logging onto the NiSource website at www.nisource.com. A link on the home page will provide access to the webcast, the press release and the additional information. Additional details about the call are included in the press release.

The information set forth in and incorporated by reference into this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Note regarding forward-looking statements

This Current Report on Form 8-K contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements in this Current Report on Form 8-K include any statements regarding the ability to complete the Transaction on the anticipated timeline or at all; the anticipated benefits of the Transaction if completed; the projected impact of the Transactions on our performance or opportunities; any statements regarding our expectations, beliefs, plans, objectives or prospects or future performance or financial condition as a result of or in connection with the Transaction; statements concerning our plans, strategies, objectives, expected performance, expenditures, recovery of expenditures through rates, stated on either a consolidated or segment basis; and any and all underlying assumptions and other statements that are other than statements of historical fact. Investors and prospective investors should understand that many factors govern whether any forward-looking statement contained herein will be or can be realized. Any one of those factors could cause actual results to differ materially from those projected. Expressions of future goals and expectations and similar expressions, including “may,” “will,” “should,” “could,” “would,” “aims,” “seeks,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “forecast,” and “continue,” reflecting something other than historical fact are intended to identify forward-looking statements. All forward-looking statements are based on assumptions that management believes to be reasonable; however, there can be no assurance that actual results will not differ materially. Factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed in this Current Report on Form 8-K include, but are not limited to, risks and uncertainties relating to the timing and certainty of closing the Transaction; the ability to satisfy the conditions to closing the Transaction, including the ability to obtain FERC approval necessary to complete the Transaction; the ability to achieve the anticipated benefits of the Transaction; the effect of this communication on NiSource’s stock price; the effects of transaction costs; the effects of the Transaction on industry, market, economic, political or regulatory conditions outside of NiSource’s control; any disruption to NiSource’s business from the Transaction, including the diversion of management time on Transaction-related issues, our ability to execute our business plan or growth strategy, including utility infrastructure investments; potential incidents and other operating risks associated with our business; our ability to adapt to, and manage costs related to, advances in technology; impacts related to our aging infrastructure; our ability to obtain sufficient insurance coverage and whether such coverage will protect us against significant losses; the success of our electric generation strategy; construction risks and natural gas costs and supply risks; fluctuations in demand from residential and commercial customers; fluctuations in the price of energy commodities and related transportation costs or an inability to obtain an adequate, reliable and cost-effective fuel supply to meet customer demands; the attraction and retention of a qualified, diverse workforce and ability to maintain good labor relations; our ability to manage new initiatives and organizational changes; the actions of activist stockholders; the performance of third-party suppliers and service providers; potential cybersecurity attacks; increased requirements and costs related to cybersecurity; any damage to our reputation; any remaining liabilities or impact related to the sale of the Massachusetts Business; the impacts of natural disasters, potential terrorist attacks or other catastrophic events; the physical impacts of climate change and the transition to a lower carbon future; our ability to manage the financial and operational risks related to achieving our carbon emission reduction goals, including our Net Zero Goal; our debt obligations; any changes to our credit rating or the credit rating of certain of our subsidiaries; any adverse effects related to our equity units; adverse economic and capital market conditions or increases in interest rates; inflation; recessions; economic regulation and the impact of regulatory rate reviews; our ability to obtain expected financial or regulatory outcomes; continuing and potential future impacts from the COVID-19 pandemic; economic conditions in certain industries; the reliability of customers and suppliers to fulfill their payment and contractual obligations; the ability of our subsidiaries to generate cash; pension funding obligations; potential impairments of goodwill; the outcome of legal and regulatory proceedings, investigations, incidents, claims and litigation; potential remaining liabilities related to the Greater Lawrence Incident; compliance with the agreements entered into with the U.S. Attorney’s Office to settle the U.S. Attorney’s Office’s investigation relating to the Greater Lawrence Incident; compliance with applicable laws, regulations and tariffs; compliance with environmental laws and the costs of associated liabilities; changes in taxation; and other matters set forth in Item 1, “Business,” Item 1A, “Risk Factors” and Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and other matters set forth in Part I, Item 2, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Part II, Item 1A, “Risk Factors,” of our quarterly report Form 10-Q for the first quarter of 2023, some of which risks are beyond our control.

All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events or changes to the future results over time or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1*	Purchase and Sale Agreement, dated as of June 17, 2023, among NiSource Inc., as the Parent, NIPSCO Holdings II LLC, as the Company, and BIP BLUE BUYER L.L.C., as the Investor.

99.1	Press Release, dated June 20, 2023 (furnished pursuant to Item 7.01).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules and similar attachments to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission (the “SEC”) upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISOURCE INC.

Date: June 20, 2023	By:	/s/ Shawn Anderson
Shawn Anderson
Executive Vice President and Chief Financial Officer